CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                       IMPERIAL CREDIT COMMERCIAL MORTGAGE
                              SECURITIZATION CORP.

The undersigned certify that:

     1. They are the president and the secretary, respectively, of Imperial Credit Commercial Mortgage Securitization Corp., a California corporation (the "Corporation").

     2. Article I of the Articles of Incorporation of the Corporation is amended to read as follows:


                                   "Article I

          The name of the corporation is IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORP."

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors of the Corporation.

     4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares is 500 all of which voted in favor of the amendment.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  March 20, 1998.



                                                   /s/ Mark S. Karlan
                                                   -----------------------------
                                                   Mark S. Karlan, President



                                                   /s/ Norbert M. Seifert
                                                   -----------------------------
                                                   Norbert M. Seifert, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                  IMPERIAL CREDIT MORTGAGE SECURITIZATION CORP.

The undersigned certify that:

     1. They are all of the directors of the Imperial Credit Mortgage Securitization Corp., a California corporation (the "Corporation").

     2. Article I of the Articles of Incorporation of the Corporation is amended to read as follows:


                                   "Article I

          The name of the corporation is IMPERIAL CREDIT COMMERCIAL MORTGAGE SECURITIZATION CORP."

     3.  No shares have been issued.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  October 10, 1997.



                                                   /s/ H. Wayne Snavely
                                                   -----------------------------
                                                   H. Wayne Snavely



                                                   /s/ Kevin E. Villani
                                                   -----------------------------
                                                   Kevin E. Villani



                                                   /s/ Mark S. Karlan
                                                   -----------------------------
                                                   Mark S. Karlan

                            ARTICLES OF INCORPORATION
                                       OF
                  IMPERIAL CREDIT MORTGAGE SECURITIZATION CORP.


                                   ARTICLE 1.

                                      NAME

     The name of this  corporation is Imperial  Credit  Mortgage  Securitization
Corp.


                                   ARTICLE II.

                                     PURPOSE

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code (the "Code").


                                  ARTICLE III.

                                  INITIAL AGENT

     The name of this corporation's initial agent for service of process is:

          J.A. Shafran, Esq.
          Sonnenschein Nath & Rosenthal
          601 S. Figueroa St.
          Suite 1500
          Los Angeles, CA  90017


                                   ARTICLE IV.

                                INITIAL DIRECTORS

     The names and addresses of the initial directors of the Corporation are

          H. Wayne Snavely
          c/o Imperial Credit Industries, Inc.
          23550 Hawthorne Blvd., Bldg. One, Suite 110
          Torrance, California  90505

          Kevin E. Villani
          c/o Imperial Credit Industries, Inc.
          23550 Hawthorne Blvd., Bldg. One, Suite 210
          Torrance, California  90505

          Mark S. Karlan
          11601 Wilshire Blvd., Suite 2080
          Los Angeles, California  90025


                                   ARTICLE V.

                                      STOCK

     (a) This corporation has authority to issue one hundred thousand (100,000) shares of Common Stock ("Common Stock"). Each share of Common Stock shall entitle the holder to one vote.

     (b) The board of directors of the corporation may authorize the issuance from time to time of shares of stock of the corporation of any class or series, whether now or hereafter authorized, for such consideration as the board of directors of the corporation may deem advisable. The board of directors may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares.


                                   ARTICLE VI.

                             LIMITATION OF LIABILITY

     The personal liability of the directors of the corporation for monetary damages in an action for breach for a director's duties to the corporation and its shareholders (as set forth in Section 309 of the Code) shall be eliminated, subject to the limits set forth in Section 204(a)(10) of the Code.


                                  ARTICLE VII.

                                 INDEMNIFICATION

     The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Code) for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Code, subject to the limits on such excess indemnification set forth in
Section 204(a)(11) of the Code.



                                                   /s/ H. Wayne Snavely
                                                   -----------------------------
                                                   H. Wayne Snavely



                                                   /s/ Kevin E. Villani
                                                   -----------------------------
                                                   Kevin E. Villani



                                                   /s/ Mark S. Karlan
                                                   -----------------------------
                                                   Mark S. Karlan


     We declare that we are the persons who executed the foregoing articles of incorporation which execution is our act and deed.



                                                   /s/ H. Wayne Snavely
                                                   -----------------------------
                                                   H. Wayne Snavely



                                                   /s/ Kevin E. Villani
                                                   -----------------------------
                                                   Kevin E. Villani



                                                   /s/ Mark S. Karlan
                                                   -----------------------------
                                                   Mark S. Karlan